UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report : October 4, 2000
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                   CONVERSION TECHNOLOGIES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                      000-28198                   13-3754366
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   (State or other                 (Commission                 (IRS Employer
   jurisdiction of                 File Number)              Identification No.)
    incorporation)

                               7 San Bartola Drive
                           St. Augustine Florida 32086
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 808-0503
                                                          ---------------
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Item 4. Changes in Registrant's Certifying Accountant.

Effective September 28, 2000, Conversion Technologies International, Inc.(the "Registrant") has engaged the accounting firm of Gallogly, Fernandez and Riley, LLP as independent certified public accountants for the Registrant. Previously, the Registrant had engaged the accounting firm of BDO Seidman, LLP. Effective July l, 2000, the partners in the Orlando, Florida accounting practice of BDO Seidman, LLP purchased the Orlando accounting practice of BDO Seidman, LLP and are continuing the practice under the name of Gallogly, Fernandez and Riley, LLP as an independent member of the BDO Alliance. A resolution was passed by the board on September 13, 2000 to accept the audit committee's recommendation and dismiss BDO Seidman, LLP and a motion was passed by the board to allow the audit committee to engage the firm of Gallogly, Fernandez and Riley LLP as the Registrant's new accounting firm. The Registrant advised the former accountant of its decision to dismiss them on September 28, 2000 and the former accountant resigned on the same date.

During the past two years and any subsequent interim period prior to the dismissal of BDO Seidman, LLP, there were no reports on the financial statements of the Registrant containing any adverse opinion, or modified as to uncertainty, audit scope or accounting principles, except for the report on the financial statements for the years ended June 30, 1998 and June 30, 1999, which were modified as to a going concern uncertainty. There were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of the former auditor, would have caused them to make reference to the subject matter of the disagreement in connection with its report. The company has authorized the former accountant to respond fully to the inquires.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

            16. Letter, dated October 4, 2000, concerning the change in the Registrant's Certifying Accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Conversion Technologies International, Inc.
                                    Registrant


                                    By: /s/ Eckardt C. Beck
                                    ----------------------------------
                                    Eckardt C. Beck
                                    Acting President & Chief Executive Officer

DATED: October 4, 2000

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                                  EXHIBIT INDEX

Exhibit                          Description
-------                          -----------

  16. Letter, dated October 4, 2000 concerning the change in the Registrant's Certifying Accountant.